                                                 RIVERSOURCE [LOGO](SM)
                                                      INVESTMENTS

                 PROSPECTUS SUPPLEMENT -- DATED NOV. 22, 2006*

RIVERSOURCE SMALL COMPANY INDEX FUND (MARCH 31, 2006) S-6357-99 R

Effective Nov. 9, 2006, the Principal Investment Strategies section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a diversified mutual fund that, under normal market conditions, will invest at least 80% of its net assets in common stocks of companies in the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index or the Index). This Index is composed of approximately 600 companies located in the United States. These companies are chosen to be a part of the Index based upon their market size, liquidity and industry group representation. To be included in the Index, stock selections are also screened by Standard & Poor's Corporation for trading volume, share turnover, ownership concentration, share price and bid/ask spreads. The Index has above-average risk and may fluctuate more than the Standard & Poor's 500 Stock Price Index, which includes stocks of larger, more established firms. The Fund is not managed according to traditional methods of active investment management. Instead, it follows a passive or indexing investment approach in an attempt to mirror the performance of the S&P SmallCap 600 Index. Although the Fund invests in common stocks of companies that comprise the S&P SmallCap 600 Index, it may not own all of the companies in the market index and it may not own all of the companies in the same proportion to their weightings in the market index. The Fund will provide shareholders with at least 60 days' notice to any change in the 80% policy.

The Fund's investment manager (RiverSource Investments, LLC) chooses investments by:
o Attempting to replicate the S&P SmallCap 600 Index by investing in a statistically selected sample of the stocks included in the Index.
o   Purchasing securities based on the timing of cash flows in and out of the
    Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:
o   The security continues to be included in the S&P SmallCap 600 Index.
o Corporate actions have affected the company's stock (such as corporate reorganizations, mergers, acquisitions, or other such factors).
o   A company's market weighting otherwise changes with respect to the Index.
o Timing of cash flows in and out of the Fund require the investment manager to sell a security.

The investment manager may make frequent securities trades that could result in increased fees, expenses and taxes.

"Standard & Poor's(R)," "S&P(R)," "S&P SmallCap 600," and "Standard & Poor's Small Capitalization Stock Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by affiliates of Ameriprise Financial, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.



-------------------------------------------------------------------------------
S-6357-3 A (11/06)
*Valid until next prospectus update.